Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Commitments and Contingent Liabilities
The Company is party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the Company's consolidated financial position.
Wilson Bank leases land for certain branch facilities and automatic teller machine locations. Future minimum rental payments required under the terms of the noncancellable leases are as follows:

Years Ending December 31,	In Thousands
2017	$244
2018	218
2019	222
2020	228
2021	163

Total rent expense amounted to $204,000, $192,000 and $133,000, respectively, during the years ended December 31, 2016, 2015 and 2014.
The Company has lines of credit with other financial institutions totaling $53,000,000 at December 31, 2016 and 2015. At December 31, 2016 and 2015, respectively, there was no balance outstanding under these lines of credit.
The Company also has a Cash Management Advance ("CMA") Line of Credit agreement. The CMA is a component of the Company's Blanket Agreement for advances with the FHLB. The purpose of the CMA is to assist with short-term liquidity management. Under the terms of the CMA, the Company may borrow a maximum of $25,000,000, selecting a variable rate of interest for up to 90 days or a fixed rate for a maximum of 30 days. There were no borrowings outstanding under the CMA at December 31, 2016 or December 31, 2015.